Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,707.57
Total Transaction Valuation	120,981,692.56
Total Offset Amount	0.00
Net Fee	$ 16,707.57